Exhibit 10.66


                      MODIFICATION ADDENDUM TO THE BUSINESS
                               MANAGER  AGREEMENT
                        WITH BUSINESSES AND PROFESSIONALS

Upon signature by both parties, the Business Manager Agreement with Businesses and Professionals entered into as of the 14th day of October, 2002, by and between AnchorBank, fsb (the "Bank") and Integrated Information Systems, Inc. (the "Business") shall hereby be extended for a period of one (1) year, as follows:

                    OCTOBER 14, 2003 THROUGH OCTOBER 14, 2004

All other terms and provisions of the Business Manager Agreement with Businesses and Professionals shall remain in full force and effect.


BANK:  ANCHORBANK,  FSB

/s/Thomas  S.  Mecum
--------------------
Thomas  S.  Mecum
VP  -  Commercial  Credit  Administration

______________________________
Date


BUSINESS:  INTEGRATED  INFORMATION  SYSTEMS,  INC.

/s/James  G.  Garvey,  Jr.
--------------------------
James  G.  Garvey,  Jr.
CEO

______________________________
Date